UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

July 20, 2023
Date of Report (Date of earliest event reported)

FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33156	20-4623678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 West Washington Street, Suite 600
Tempe, Arizona 85288
(Address of principal executive offices, including zip code)

(602) 414-9300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FSLR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 20, 2023, the Board of Directors (the “Board”) of First Solar, Inc. (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (as amended and restated, the “A&R Bylaws”), which became effective the same day. The A&R Bylaws incorporate certain amendments to, among other things:

a.update the procedural mechanics and disclosure requirements relating to director nominations made by stockholders in light of new federal proxy rules mandating the use of “universal” proxy cards in contested director elections, including by:
i.requiring that any stockholder submitting a nomination provide certain representations regarding engaging in a solicitation with respect to such nomination and to provide certain related documentation to the Company, including reasonable documentary evidence five business days prior to the stockholders’ meeting that the representations with respect to Rule 14a-19 (i.e., federal proxy rules regarding the use of “universal” proxy cards in contested director elections) required to be set forth in such stockholder’s nomination notice have been complied with;
ii.requiring that any stockholder soliciting proxies in accordance with Rule 14a-19 notify the Company of any change in such intent within two business days;
iii.limiting the number of nominees a stockholder may nominate for election at a meeting of stockholders to the number of directors to be elected at such meeting; and
iv.clarifying how votes of stockholders are treated by the Company for purposes of establishing a quorum and in the event proxies for disqualified or withdrawn nominees for the Board are received;
b.require that a stockholder indirectly or directly soliciting proxies from other stockholders use a proxy card color other than white; and
c.implement proxy access by adopting a new Section 12 of Article I, which permits a stockholder, or a group of up to 20 stockholders, owning at least three percent of the Company’s outstanding stock continuously for at least three years to nominate and include in the Company’s annual meeting proxy materials director nominees constituting up to the greater of two directors or twenty percent of the Board, subject to certain conditions and provided that the stockholder(s) and nominee(s) satisfy all eligibility, procedural, and disclosure requirements specified in the A&R Bylaws, including that each director nominee submitted pursuant to the proxy access provisions must meet the qualifications to be an independent director.

The A&R Bylaws also incorporate various other updates and technical, clarifying, and conforming changes.

The foregoing description is a summary and is qualified in its entirety by reference to the full text of the A&R Bylaws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of First Solar, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.

Date: July 26, 2023	By:	/s/ JASON DYMBORT
	Name:	Jason Dymbort
	Title:	General Counsel & Secretary

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